Exhibit 99.2

EAGLE BULK SHIPPING INC.
1Q 2012 Results Presentation
10 May 2012

EAGLE BULK SHIPPING INC.

Forward Looking Statements
This presentation contains certain statements that may be deemed to be “forward-looking statements”
within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk
Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charter hire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by
Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

EAGLE BULK SHIPPING INC.

▪ Results and Highlights
▪ Industry
▪ Financials
▪ Q&A
▪ Appendix
 ▪ Fleet
 ▪ Charters
Agenda

Results and Highlights

EAGLE BULK SHIPPING INC.
First Quarter 2012 Results

▪ Net reported loss of $17.4 million, or $0.28 per share.
▪ Net revenues of $52.6 million.
▪ EBITDA* of $13.8 million.
▪ Fleet utilization rate of 98.7%.
Generating positive operating cash flow in a challenging market
*EBITDA, as defined in our Credit Agreement

EAGLE BULK SHIPPING INC.

Dynamic Approach to Chartering
Focus on trading fleet short-term until market recovers
2012 Chartering Position
(as of March 31, 2012)
Fleet Statistics
Vessel Count	45	DWT	2,451,259	Average Age*	5.0 yrs
* Average age calculated on a DWT-basis

EAGLE BULK SHIPPING INC.

5.1m Tons Carried in 1Q 2012, +29% Y/Y
Diversified Cargo Mix
Cargo		Type	MT	as a % of Total
1	Coal		1,000,831	19.6%
2	Grains / Agricultural		507,088	9.9%
3	Iron Ore		408,439	8.0%
4	Sand		1,360,603	26.6%
5	Alumina/Bauxite		326,498	6.4%
6	Other Ores	Minor	322,770	6.3%
7	Potash / Fertilizer	Minor	311,643	6.1%
8	Steels / Pig Iron / Scrap	Minor	218,974	4.3%
9	Coke	Minor	130,978	2.6%
10	Cement	Minor	119,200	2.3%
11	Sugar	Minor	96,500	1.9%
12	Copper	Minor	95,975	1.9%
13	Miscellaneous	Minor	49,700	1.0%
14	Forest Products	Minor	45,638	0.9%
15	Limestone	Minor	44,028	0.9%
16	Salt	Minor	41,600	0.8%
17	Metals	Minor	35,725	0.7%
TOTAL			5,116,190	100.0%

Industry

EAGLE BULK SHIPPING INC.

Source(s): Bloomberg, Clarksons, Commodore
▪ Normalization in supply growth momentum.
 ▪ April newbuilding deliveries totaled 7m
 DWT, -44% since January.
▪ Increased Chinese coal imports.
 ▪ Stockpiles off 21% since February.
 ▪ Price advantage on foreign-sourced
 product versus domestic supplies.
▪ Increased grain exports out of Russia/FSU.
▪ Increased nickel ore exports out of Indonesia.
▪ Improved balance of global fleet dispersion.
Severe Weakness Experienced in 1Q 2012 Abated
Spot Rates since February 2012 Low
Average Spot Rates
	Supramax	Panamax	Capesize
1Q 2012	$8,730	$8,072	$7,322
2Q 2012 (quarter-to-date)	$10,697	$10,858	$6,656
Demand/Supply fundamentals will continue to favor the “geared” vessels

EAGLE BULK SHIPPING INC.

Source(s): Clarksons
Short-term Fundamentals Remain Weak
Newbuilding deliveries declining
Drybulk Projected Newbuilding Deliveries
(a % of the fleet)
Drybulk Newbuilding Deliveries
(in m DWT)
▪ New orders in April down 78% Y/Y.
 ▪ Depressed earnings environment.
 ▪ Lack of financing availability.
 ▪ Second-hand prices more attractive.
▪ Orderbook (as a % of fleet) currently
 stands at 29% and is decreasing rapidly.
▪ Shipyards facing increased margin
 pressure, leading to bankruptcies.

EAGLE BULK SHIPPING INC.

Source(s): Clarksons
2012 scrapping on pace to reach a record 33m DWT
Scrapping Continues to Alleviate Supply Growth
Drybulk Scrapping
(annual, in m DWT)
Drybulk Fleet Over 25 years of Age
(over 1500 vessels)
39 vessels
196 vessels
1264 vessels
▪ Sub-Panamax segment represents 84% of
 all vessels over the age of 25 years of age.
▪ Scrapping at historical record levels.
▪ With scrap rates in the $450-500 per LWT range,
 demolition should remain elevated.

EAGLE BULK SHIPPING INC.

Source(s): Clarksons, IGC, Macquarie, and USDA
▪ Total global grain trade expected to remain flat
 in 2011/2012 to total 349m MT.
 ▪ Middle East grain imports to reach 42m
 MT, +21% Y/Y.
 ▪ Chinese soybean imports to reach 56m
 MT, +6% Y/Y.
▪ Global trade in minor bulks is projected to
 reach 1.2 billion MT in 2012.
 ▪ Nickel ore is the strongest growth segment
 increasing by 8% to reach 60m MT.
 ▪ Chinese minor bulk demand growth
 remains robust.
 ▪ Imports totaled 253m MT in 2011,
 +31% Y/Y.
Agricultural and Minor Bulk Trades Remain Firm
Minor bulks represents 1/3 of total drybulk trade
Top Ten Importers of U.S. Grain Products

EAGLE BULK SHIPPING INC.

Source(s): Clarksons, Macquarie, Peabody
▪ Urbanization driving increased steel
 production and electricity generation.
▪ Global annual steel production to increase 40%
 by 2020 to reach 2 billion tons.
 ▪ Will lead to strong demand growth for
 iron ore and metallurgical coal.
 ▪ African-sourced iron ore to gain
 market share in global imports and
 increase overall ton-mile demand.
▪ Over 370 GW of new coal-fueled power
 capacity coming online by 2016.
 ▪ This equates to 1.2 billion tons in
 incremental thermal coal demand, majority
 of which to be sourced from Indonesia and
 Australia.
Strong L/T Demand Fundaments for Coal / Iron Ore
Indian and Chinese Coal Imports
(in m MT)
Urbanization Rates

Financials

EAGLE BULK SHIPPING INC.

Earnings (in thousands, except per share data)
*EBITDA, as defined in our Credit Agreement

EAGLE BULK SHIPPING INC.

Balance Sheet (in thousands)

EAGLE BULK SHIPPING INC.

2012 Estimated Daily Cash Expense Breakeven
Expense breakdown*
Vessel Opex	$5,103
Technical Management	319
G&A	1,214
Interest	2,728
Drydocking	100
Total	$9,464
*ASSUMPTIONS:
▪ Vessel expenses are comprised of the following: crew wages and related, insurance, repair and maintenance, stores, spares and related inventory, and tonnage taxes.
▪ Interest expense takes into consideration Eagle Bulk’s view and projection of LIBOR rates.
▪ Drydocking expense is based on estimated costs for anticipated vessel drydockings in the next four quarters.

Q&A

Appendix

EAGLE BULK SHIPPING INC.

Fleet
	Vessel	DWT	Year Built		Vessel	DWT	Year Built		Vessel	DWT	Year Built
1	Sandpiper Bulker	57,809	2011	16	Avocet	53,462	2010	31	Kestrel I	50,326	2004
2	Roadrunner Bulker	57,809	2011	17	Thrasher	53,360	2010	32	Skua	53,350	2003
3	Puffin Bulker	57,809	2011	18	Golden Eagle	55,989	2010	33	Shrike	53,343	2003
4	Petrel Bulker	57,809	2011	19	Egret Bulker	57,809	2010	34	Tern	50,200	2003
5	Owl	57,809	2011	20	Crane	57,809	2010	35	Kittiwake	53,146	2002
6	Oriole	57,809	2011	21	Canary	57,809	2009	36	Goldeneye	52,421	2002
7	Nighthawk	57,809	2011	22	Bittern	57,809	2009	37	Osprey I	50,206	2002
8	Thrush	53,297	2011	23	Stellar Eagle	55,989	2009	38	Falcon	50,296	2001
9	Martin	57,809	2010	24	Crested Eagle	55,989	2009	39	Peregrine	50,913	2001
10	Kingfisher	57,776	2010	25	Crowned Eagle	55,940	2008	40	Condor	50,296	2001
11	Jay	57,802	2010	26	Woodstar	53,390	2008	41	Harrier	50,296	2001
12	Ibis Bulker	57,775	2010	27	Wren	53,349	2008	42	Hawk I	50,296	2001
13	Grebe Bulker	57,809	2010	28	Redwing	53,411	2007	43	Merlin	50,296	2001
14	Gannet Bulker	57,809	2010	29	Cardinal	55,362	2004	44	Sparrow	48,225	2000
15	Imperial Eagle	55,989	2010	30	Jaeger	52,248	2004	45	Kite	47,195	1997
* Average age calculated on a DWT-basis
VESSEL COUNT	45	DWT	2,451,259	AVERAGE AGE*	5.0 yrs

EAGLE BULK SHIPPING INC.

Charters (as of March 31, 2012)
	Vessel	Charter Expiry		Charter Base Rate		Vessel	Charter Expiry		Charter Base Rate		Vessel	Charter Expiry		Charter Base Rate
		Earliest	Latest				Earliest	Latest				Earliest	Latest
1	Sandpiper Bulker	8/2014	12/2014	$17,650	16	Avocet	6/2012	6/2012	voyage	31	Kestrel I	8/2012	10/2012	BSI*
2	Roadrunner Bulker	8/2014	12/2014	$17,650	17	Thrasher	6/2012	8/2012	$10,000	32	Skua	5/2012	9/2012	$10,500
3	Puffin Bulker	5/2014	9/2014	$17,650	18	Golden Eagle	4/2012	4/2012	$15,750	33	Shrike	12/2012	3/2013	$11,300
4	Petrel Bulker	5/2014	9/2014	$17,650	19	Egret Bulker	10/2012	2/2013	$17,650	34	Tern	7/2012	10/2012	$10,000
5	Owl	6/2012	6/2012	voyage	20	Crane	4/2012	4/2012	voyage	35	Kittiwake	3/2012	3/2012	spot
6	Oriole	6/2012	6/2012	voyage	21	Canary	4/2012	4/2012	$7,750	36	Goldeneye	10/2012	1/2013	BSI*
7	Nighthawk	5/2012	5/2012	$11,250	22	Bittern	6/2012	9/2012	$11,990	37	Osprey I	7/2012	10/2012	$10,000
8	Thrush	3/2012	3/2012	spot	23	Stellar Eagle	4/2012	4/2012	$8,300	38	Falcon	3/2012	3/2012	spot
9	Martin	6/2012	9/2012	$10,500	24	Crested Eagle	4/2012	4/2012	$7,250	39	Peregrine	4/2012	4/2012	$13,000
10	Kingfisher	4/2012	4/2012	$10,000	25	Crowned Eagle	8/2012	10/2012	$14,000	40	Condor	5/2012	5/2012	$9,750
11	Jay	3/2012	3/2012	spot	26	Woodstar	4/2012	4/2012	$6,000	41	Harrier	5/2012	5/2012	$10,500
12	Ibis Bulker	3/2013	7/2013	$17,650	27	Wren	5/2012	5/2012	$7,800	42	Hawk I	4/2012	4/2012	$15,250
13	Grebe Bulker	2/2013	6/2013	$17,650	28	Redwing	4/2012	4/2012	$10,000	43	Merlin	3/2012	3/2012	spot
14	Gannet Bulker	1/2013	5/2013	$17,650	29	Cardinal	12/2012	2/2013	BSI*	44	Sparrow	5/2012	8/2012	$10,000
15	Imperial Eagle	11/2012	2/2013	BSI*	30	Jaeger	11/2012	1/2013	BSI*	45	Kite	4/2012	4/2012	$10,000
*BSI= Baltic Supramax Index